UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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3)	Filing Party:
4)	Date Filed:

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DESTINY MEDIA TECHNOLOGIES INC.
NOTICE OF 2015 ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON
FEBRUARY 26, 2015

To the Company’s Stockholders:

Notice is hereby given that the 2015 Annual General Meeting (the “Meeting”) of the stockholders of Destiny Media Technologies Inc., a Nevada corporation (the “Company”), will be held in the Cristal Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada on February 26, 2015, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2015.

3.

To consider, and, if deemed advisable, approve a resolution to approve the Company’s Amended and Restated Employee Stock Purchase Plan as described in the Proxy Statement accompanying the Notice of Annual Meeting.

4.	To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 21, 2015 are entitled to notice of, and to vote at, the Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Steve Vestergaard
Steve Vestergaard,
Chief Executive Officer, President and Director
Vancouver, British Columbia
January 26, 2015

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

ii

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

PROXY STATEMENT
FOR THE 2015 ANNUAL GENERAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON FEBRUARY 26, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2015 Annual General Meeting of the stockholders of the Company (the “Meeting”) to be held on February 26, 2015 at 10:00 a.m. (Pacific Time) in the Cristal Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s stockholders on or about January 26, 2015.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on February 26, 2015. This Proxy Statement to the stockholders is available at the Company’s principal office.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on January 21, 2015 (the “Record Date”), and are entitled to vote at this Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Steve Vestergaard, Chief Executive Officer, President and a Director of the Company, and Fred Vandenberg, Chief Financial Officer, Corporate Secretary and Treasurer, as your representatives at the Meeting. As your representatives, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only stockholders of the Company of record at the close of business on January 21, 2015 (the “Record Date”), will be entitled to vote at the Meeting. Stockholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2015.

3.	To consider, and, if deemed advisable, approve a resolution to approve the Company’s Amended and Restated Employee Stock Purchase Plan.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

-	by signing your proxy card and mailing it to the Company’s transfer agent at the address on the proxy card;
-	by signing and e-mailing your proxy card to the Company’s transfer agent for proxy voting at the e- mail address provided on the proxy card;
-	through the internet by following the instructions set out in the proxy card; and
-	by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Fred Vandenberg, Corporate Secretary
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)	attending the Meeting in person and:

(i)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and
(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: Destiny Media Technologies Inc., Attention: Fred Vandenberg, Corporate Secretary, Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7. Attendance at the Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s stockholders, a quorum equal to one percent (1%) of the shares of the Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. As of the Record Date, there were 52,993,874 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Meeting in person or by proxy is required to approve the following proposals:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2015.

3.	To consider, and, if deemed advisable, approve a resolution to approve the Company’s Amended and Restated Employee Stock Purchase Plan.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with the proposals.

When are the stockholder proposals due for the 2016 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2016 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is September 20, 2015; provided, however, that in the event the Company hold its 2015 annual meeting more than 30 days before or after the one year anniversary date of the 2015 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Fred Vandenberg, Corporate Secretary.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four directors: Steve Vestergaard, Edward Kolic, Haig Bagerdjian and Yoshitaro Kumagai. Lawrence Langs resigned as a member of the Company’s Board of Directors on January 20, 2015. At the Meeting, stockholders will elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position

Steve Vestergaard	48	Director, Chief Executive Officer and President

Edward Kolic	56	Director

Haig S. Bagerdjian	58	Director

Yoshitaro Kumagai	67	Director

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each director for the past five years:

Steve Vestergaard. Mr. Vestergaard has been the President, Chief Executive Officer, Chairman and a Director of the Company since 1999. Mr. Vestergaard's responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vestergaard obtained a B.Sc. from the University of British Columbia in 1989. He founded Tronic Software in 1981 and Destiny Software in 1991, both as video game development companies. In 1995, the Company changed its focus to Internet technologies, going public in 1999 with streaming video and media security technology.

Edward Kolic. Mr. Kolic has been a Director of the Company since February 1999. Previously, Mr. Kolic acted as Chief Operating Officer of the Company from February 1999 to October 2001 during which time he was responsible for the Company’s overall product strategy and development of its core technologies. Mr. Kolic was the president of WonderFall Productions Inc., a computer game development company founded by Mr. Kolic, which Destiny purchased in June 1999. Mr. Kolic was also partner and president of Target Canada Productions Ltd., a company engaged in the production of documentary television, educational and information programming for the Canadian Educational Television Networks, large screen interactive presentation media and a range of communication programs for corporate, government and institutional clients. Mr. Kolic is currently the founder and principal of Eighth Avenue Development Group Ltd., founded in 2003, which undertakes land development and mixed use commercial and residential multifamily real estate development projects in Western Canada.

Haig S. Bagerdjian. Mr. Bagerdjian was appointed a Director of the Company on January 20, 2015. Mr. Bagerdjian became Chairman of the Board of Point.360 in September 2001 and was appointed President and Chief Executive Officer in October 2002. He was Executive Vice President of Syncor International Corporation, a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, from 1991 to 2002. From 1987 to 1991, he served in several executive level positions at Calmark Holding Corporation. He also was General Counsel for American Adventure, Inc., which was a subsidiary of Calmark Holding. Mr. Bagerdjian received a J.D. from Harvard Law School and is admitted to the State Bar of California. Mr. Bagerdjian is a Director of Innodata-Isogen, Inc. Mr. Bagerdjian’s diverse business experience provides him with a wide range of expertise that is valuable to our Board in confronting various business-related challenges and opportunities.

Yoshitaro Kumagai. Mr. Kumagai has been a Director of the Company since August 2001. Mr.Kumagai has been an advisor to domestic and international start-ups and corporations, including Fitbit and Pure Digital (acquired by Cisco for $590 million). Since 1981, Mr. Kumagai has held positions with Singer, the Imaging Division of Mead Corporation, and IDEC Corporation, where he was responsible for Japanese and US sales and operations. Subsequently, he served as President of DPA Technology and as Chairman and CEO of Vivitar Corporation, a major distributor of various camera and computer peripheral devices. Mr. Kumagai currently serves as SVP/Business Development for GestureTek, a company proving camera-enabled gesture-recognition software for presentation and entertainment systems. Mr. Kumagai holds a BS in Mechanical Engineering from Hosei University and a BS in Information Systems and Mathematics from Georgia State University.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of BDO Canada LLP, Charted Accountants, (“BDO”) audited the Company’s financial statements for the year ended August 31, 2014, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s independent registered public accounting firm for fiscal year ended August 31, 2015. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Meeting. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s independent registered public accounting firm.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended August 31, 2014 and August 31, 2013 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended August 31, 2014	Year Ended August 31, 2013
Audit Fees	$98,173	$107,831
Audit Related Fees	-	-
Tax Fees	12,341	12,467
All Other Fees	-	-
Total	$110,514	$120,298

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2015.

PROPOSAL NUMBER THREE – APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK
PURCHASE PLAN

The Company is requesting that stockholders vote “FOR” the Company’s Amended and Restated Employee Stock Purchase Plan (the “Plan”). The Company’s Board of Directors has approved the Plan, subject to the approval from the stockholders at the Annual Meeting and TSX Venture Exchange (the “Exchange”) final approval. The Plan will facilitate employees, officers and directors becoming shareholders of the Company.

The purpose of the Plan is to attract, retain and reward eligible employees of the Company and to motivate employees to contribute to the growth and profitability of the Company.

The following summary of the material provisions of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Appendix “A”.

Administration

The Board of Directors has appointed PI Financial Corp. (the “Plan Agent”) to administer the Plan. In the event that the Plan Agent’s engagement is terminated, the Board of Directors will appoint another plan agent to administer the Plan.

Participants

Any person that is an officer, director or employee of the Company will be eligible to participate in the Plan (the “Participants”). Approximately 22 employees and 3 executive officers and 4 directors qualify to participate in the Plan.

Enrolment

The Plan provides that Participants may enrol in the Plan by providing written notice to the Company. Their enrolment in the Plan will take effect three weeks after the Company receives written notice and the Participant will be eligible on the next practicable pay period.

Contributions

Upon entering into the Plan, Participants will authorize payroll deductions to be made for the purchase of shares under the Plan. A Participant may contribute a certain percentage of their compensation, as determined by the Board of Directors, on each pay period. The Company will match each Participant’s contributions by contributing a percentage, to be determined by the Directors, not to exceed an additional 300% of the Participant’s payroll deduction to the Plan. These contributions will be credited to the Participant’s account under the Plan.

The maximum annual contributions of the Company shall be a number determined by the Directors. In the event that the Company reaches the maximum annual contribution determined by the Directors, Participants will no longer be allowed to make any further purchases under the Plan.

Shares Purchase Under the Plan

Shares purchased under the Plan will be purchased on the open market by the Plan Agent. The Plan Agent will then allocate those shares to each Participant’s individual account. Commissions relating to the purchase of shares under the Plan will be deducted from the total contributions submitted to the Plan Agent.

The Shares purchased under the Plan will be subject to an escrow period. The length of such period shall be determined by the Directors. Following the escrow period, a Participant may sell at any time all or any portion of the shares acquired under the Plan and held by the Plan Agent by notifying the Plan Agent who will execute the sale on behalf of the Participant.

Withdrawal and Termination of Participant’s Rights

A Participant may withdraw from the Plan by delivering to the Company a written notice of withdrawal. The notice of withdrawal must be received by the Company three weeks prior to the date of withdrawal.

If a Participant ceases to be eligible due to retirement, resignation, death, termination or any other reason, the notice of withdrawal will be deemed to have been received on the day of his or her final payroll deduction.

Amendment and Termination

Subject to Exchange approval, the Board of Directors may amend, suspend or terminate the Plan upon notice to the Participants without their consents or approval.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. A COPY OF THE EMPLOYEE STOCK PURCHASE PLAN IS ATTACHED AS APPENDIX “A” HERETO.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which the Company is subject, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Lawrence Langs, Edward Kolic and Yoshitaro Kumagai are independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. Steven E. Vestergaard is not an independent director because of his position as the Company’s President and Chief Executive Officer.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2014, the Company’s Board of Directors held 3 meetings and various matters were approved by consent resolution of the entire board and its audit committee had one meeting. The compensation and nomination committee had no formal meetings during the fiscal year ended August 31, 2014. All directors are expected to attend the Meeting and their attendance is recorded in the minutes.

Audit Committee

Composition

The Company’s audit committee consists of Edward Kolic and Yoshitaro Kumagai, two of which are independent. Management believes that the audit committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

Lawrence Langs resigned as a director of the Company on January 20, 2015, creating a vacancy on the audit committee. Lawrence Langs qualified as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Company expects to fill the vacancy soon and expects such replacement to be an audit committee financial expert “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Company adopted a charter for the Audit Committee in November 2013, a copy of which is available on the Company’s corporate website http://dsny.com/node/1457 .

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Two – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

Prior to Lawrence Lang’s resignation as a Director of the Company on January 20, 2015, the Company's compensation committee consisted of Mr. Langs and Edward Kolic. The Company expects to fill the vacancy caused by Mr. Lang’s resignation soon.

The compensation committee conducts reviews with regards to the compensation of the directors and the Company’s executive officers once a year. To make its recommendations on such compensation, the compensation committee takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies.

The compensation committee’s basic responsibility is to review the performance and development of the Company’s management in achieving corporate goals and objectives and to assure that the Company’s executive officers are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, sound corporate governance principles and stockholder interests. The committee reviews and approves all compensation to directors and executive officers. The compensation committee may not delegate its authority. The Company does not engage compensation consultants. Executive officers may suggest to committee what amount of compensation they think it suitable or fair with respect to each candidate.

Neither the committee nor management has engaged consultants for determining or recommending the amount or form of executive or director compensation.

The Company adopted a charter for the compensation committee in November 2013, a copy of which is available on the Company’s corporate website http://dsny.com/node/1625.

Director Nomination

Nomination Committee

Prior the Lawrence Lang’s resignation as a Director of the Company on January 20, 2015, the Company's nomination committee consisted of Mr. Langs, Edward Kolic and Yoshitaro Kumagai. The Company expects to fill the vacancy caused by Mr. Lang’s resignation soon.

The nomination committee will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, committee members will recommend suitable candidates for consideration as members of the Board of Directors.

Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The committee will also consider factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

At a minimum, each nominee will be expected to:

(a)	understand the Company's business and the industry in general;

(b)	regularly attend meetings of the Board and of any committees on which
(c)	the director serves;
(d)	review in a timely fashion and understand materials circulated to the
(e)	Board regarding the Company or the industry;
(f)	participate in meeting and decision making processes in an objective
(g)	and constructive manner; and
(h)	be reasonably available, upon request, to advise the Company's officers

Haig S. Bagerdjian was recommended for nomination by Steve Vestergaard, the Company’s Chief Executive Officer and Mr. Bagerdjian’s appointment as a Director was approved by the Company’s Board of Directors.

The Company adopted a charter for the nomination committee in November 2013, a copy of which is available on the Company’s corporate website http://dsny.com/node/1453 .

Stockholder Nomination of Directors

The committee will accept for consideration submissions from shareholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the committee will nominate the recommended candidate.

All shareholder nominating recommendations must be in writing, addressed to the committee care of the Company's Corporate Secretary at the Company's principal headquarters, Suite 750 PO Box 11527 – 650 West Georgia, Vancouver, British Columbia, V6B 4N7. Submissions must be made by mail, courier or personal delivery. Submissions by e-mail will not be considered.

A nominating recommendation must be accompanied by the following information concerning each recommending shareholder:

a.	The name and address, including telephone number, of the recommending shareholder;

b.	The number of the Company's shares owned by the recommending shareholder and the time period for which such shares have been held;

c.

If the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held. (Alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the shareholder, together with a statement of the length of time that the shares have been held); and

d.	A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of shareholders.

If a recommendation is submitted by a group of two or more shareholders, the information regarding recommending shareholders must be submitted with respect to each shareholder in the group.

A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

a.

the information required by Item 401 of SEC Regulation S-K (providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

b.	the information required by Item 403 of SEC Regulation S-K (providing for disclosure regarding the proposed nominee's ownership of securities of the Company); and

c.

the information required by Item 404 of SEC Regulation S-K (providing for disclosure of transactions between the Company and the proposed nominee valued in excess of $120,000 and certain other types of business relationships with the Company).

d.

a description of all relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the recommending shareholder and the nominee regarding the nomination.

e.	a description of all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

The recommending shareholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of the Company.

The recommending shareholder must state whether, in the shareholder's view, the nominee, if elected, would represent all shareholders and not serve for the purpose of advancing or favoring any particular shareholder or other constituency of the Company.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the committee, if the committee chooses to do so in its discretion (and the recommending shareholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

A shareholder (or group of shareholders) wishing to submit a nominating recommendation for an annual meeting of shareholders must ensure that it is received by the Secretary of the Company, as provided above, not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by the Company.

Directorships

Steven Vestergaard is also a Director of Brisio Innovation’s Inc., a technology company listed on the Canadian Securities Exchange.

Haig S. Bagerdjian is also a Director of Point.360, a film and television production services Company listed on the OTCQX marketplace.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to stockholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Nevada law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Stockholder Communication with the Board of Directors

Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Fred Vandenberg, Treasurer & Corporate Secretary, Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a stockholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Steve Vestergaard, the following persons are executive officers of the Company:

Fred Vandenberg. Mr. Vandenberg has been the Company’s Chief Financial Officer, Treasury and Corporate Secretary since July 2007. Mr. Vandenberg's core responsibilities include leading the accounting, treasury, strategic planning, financial controls and financial reporting functions of the Company. Mr. Vandenberg has over 17 years of public accounting experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg completed the Canadian Institute of Chartered Accountant's "In-depth" taxation program while with Ernst & Young in 1998. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario.

There are no family relationships between Mr. Vandenberg and any other director or executive officer. Mr. Vandenberg is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

Dale Borland. Mr. Borland ahs been the Vice President and Chief Operating Officer of the Company’s wholly owned subsidiary, for its Clipstream business since August 2014. Mr. Borland is responsible for overseeing all aspects of the Clipstream business, including the strategic plan, personnel, sales and marketing, and product strategy.

Mr. Borland joined Microsoft Corp. in 1989 and during his 17-year tenure held senior management and executive roles. In 2006 Mr. Borland was appointed the role of President and CEO of Marqui Inc. From 2010 to 2012 Mr. Borland served as COO at Wantsa Media Inc. In addition, Mr. Borland was Chief Revenue and Marketing Officer of Colligo Networks and Technical Director at Bytech Limited.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended August 31, 2014 and 2013.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation	Non- qualified Deferred Compen- sation Earnings(1)	All Other Compen- sation ($)(2)	Total ($)
Steven Vestergaard (3) President, Chief Executive Officer and Director	2014 2013	241,462 257,322	Nil Nil	Nil Nil	Nil Nil	- -	12,000 Nil	12,073 12,866	265,535 270,188
Frederick Vandenberg (4) Chief Financial Officer, Treasurer and Secretary	2014 2013	195,027 207,837	Nil Nil	Nil Nil	Nil Nil	- -	Nil Nil	9,751 10,392	204,778 218,229

Notes:

(1)

On May 23, 2014, the Board of Directors set the annual compensation payable to each member of the Board of Directors at $48,000 per annum for the period from June 1, 2014 to May 31, 2015. The fees earned or paid in cash of $12,000 for Mr. Vestergaard as a Director was for the service period of June 1, 2014 to August 31, 2014 during this fiscal year.

(2)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for Mr. Vestergaard and Mr. Vandenberg includes participation in the employee share purchase plan described below under long term incentive plans.

(3)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(4)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars.
(5)

Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.9287 US dollars for each 1.00 Canadian dollar during the 2014 fiscal year. Compensation is stated in United States dollars and is based on an exchange rate of 0.9897 US dollars for each 1.00 Canadian dollar during the 2013 fiscal year.

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes equity awards to the Company’s Named Executive Officers outstanding as of August 31, 2014.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Steve Vestergaard President, Chief Executive Officer and Director	Nil	Nil	N/A	N/A	N/A
Fred Vandenberg Chief Financial Officer, Treasurer and Corporate Secretary	150,000	0	N/A	0.50	Jan 31/2015

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Dale Borland Vice President and Chief Operating Officer, Clipstream	0	200,000	N/A	1.00	Aug 10/2019

Director Compensation

The following table summarizes compensation paid to the Company’s directors during the fiscal year ended August 31, 2014:

	Fees Earned or	Stock	Option	Other Annual
Name	Paid in Cash	Awards	Awards	Compensation	Total
	($)(1)	($)	($)	($)(2)	($)
Yoshitaro Kumagai	12,000	Nil	Nil	20,500	32,500
Lawrence Langs(4)	12,000	Nil	Nil	12,500	24,500
Edward Kolic	12,000	Nil	Nil	12,500	24,500

Notes:

(1)

On May 23, 2014, the Board of Directors set the annual compensation payable to each member of the Board of Directors at $48,000 per annum for the period from June 1, 2014 to May 31, 2015. The fees earned or paid in cash of $12,000 for each Director was for the service period of June 1, 2014 to August 31, 2014 during this fiscal year.

(2)

All other compensation for Mr. Kumagai, Mr. Langs and Mr. Kolic includes participation in the employee share purchase plan described above under long term incentive plans and $8,000 for consulting fees for Mr. Kumagai.

(3)	All other compensation is stated in United States dollars and compensation was provided in Canadian dollars.
(4)	Mr. Langs resigned as a Director of the Company on January 20, 2015.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended August 31, 2014 all such filing requirements were complied with other than the following.

Name and Principal Position	Number of Late Insider Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Steve Vestergaard President, Chief Executive Officer and Director	One	One	None
Fred Vandenberg Chief Financial Officer, Treasurer and Corporate Secretary	One	One	None
Dale Borland Vice President and Chief Operating Officer, Clipstream	One	One	None

Edward Kolic Director	Three	Three	None
Yoshitaro Kumagai Director	Three	Three	None
Lawrence Langs Former Director	Two	Two	None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2013, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

(i)	Any directors or executive officers of the Company;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s outstanding shares of common stock; and
(iv)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

On May 23, 2014, the Company announced director compensation for the period from June 1, 2014 to May 31, 2015 in the amount of $48,000 for each Director (Lawrence Langs, Steve Vestergaard, Yoshitaro Kumagai and Edward Kolic) payable in a lump sum if the Director chose to take part in a private placement of the Company or as monthly payments in the alternative. Immediately following the compensation announcement, three Directors took part in the private placement resulting in the Company issuing 28,701 shares to Edward Kolic, 50,000 shares to Steve Vestergaard, and 50,000 shares to Lawrence Langs at the same price of $0.87 per share for gross proceeds of $111,970.

Mr. Langs resigned as a Director of the Company on January 20, 2015.

Under the terms of the employment agreement dated August 3, 2014, Dale Borland will be paid a salary of CAD $180,000 per annum for providing his services as Vice President and Chief Operating Officer of the Clipstream business. In addition, Mr. Borland will be eligible for quarterly bonuses in the event that certain targets are achieved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of January 21, 2015 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
Common Stock	Steven Vestergaard President, Chief Executive Officer and Director	11,193,881 Shares (direct)	21.06%
Common Stock	Frederick Vandenberg Chief Financial Officer, Treasurer and Corporate Secretary	865,901 Shares(2) (direct)	1.63%
Common Stock	Dale Borland Vice President and Chief Operating Officer, Clipstream	Nil	Nil
Common Stock	Edward Kolic Director	318,373 Shares (direct)	*
Common Stock	Haig Bagerdjian(3) Director	Nil	Nil
Common Stock	Yoshitaro Kumagai Director	423,069 Shares (direct)	*
Common Stock	Lawrence Langs(3) Former Director	418,790 Shares (direct)	*
Common Stock	All Officers and Directors (six persons)	13,220,014 Shares	24.88%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON STOCK
Common Stock	Steven Vestergaard 750 - 650 W. Georgia Street Vancouver, BC. V6B 4N7	11,193,881 Shares (direct)	21.06%

Notes:

*	Less than 1%.
(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 21, 2015. As of January 21, 2015, there were 52,993,874 shares of our common stock issued and outstanding.
(2)	Consists of 715,901 shares held by Mr. Vandenberg and 150,000 shares that may be acquired upon the exercise of stock options held by Mr. Vandenberg.
(3)	Mr. Langs resigned as a Director on January 20, 2015. Mr. Bagerdjian was appointed as a Director of the Company on January 20, 2015.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2014 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2014, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Corporate Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: January 26, 2015
/s/ Steve Vestergaard

STEVE VESTERGAARD
Chief Executive Officer, President and Director

APPENDIX “A”

DESTINY MEDIA TECHNOLOGIES INC.

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE OF PLAN

1.1      Purpose of Plan. This Amended and Restated Employee Stock Purchase Plan (the “Plan”) is created for the purpose of encouraging stock ownership by officers, directors and employees of Destiny Media Technologies Inc. and its subsidiaries (the “Company”) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company.

2.	DEFINITIONS

2.1      Definitions. In this Plan, the following words and phrases shall have the following meanings:

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Company” means Destiny Media Technologies Inc.

(c)	“Compensation” means total compensation received by a Participant from the Company in accordance with the terms of employment during the applicable payroll period.

(d)	“Director” means a director of the Company or a subsidiary of the Company.

(e)	“Employee” means:

(i)

an individual who is considered an employee of the Company or a subsidiary of the Company under the Income Tax Act (Canada)(and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or a subsidiary of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or a subsidiary of the Company on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and discretion by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(f)	“Exchange” means the TSX Venture Exchange.

(g)

“Officer” means a chair or vice-chair of the Board of Directors, a chief executive officer, chief financial officer, chief operating officer, president, vice-president, secretary, assistant secretary, treasurer or assistant treasurer of the Company or any of a subsidiary of the Company or an individual designated as an officer by a resolution of the Board of Directors or the constating documents of the Company.

(h)	“OTCBB” means the FINRA OTC Bulletin Board.

(i)	“Participants” has the meaning set out in section 3.1.

(j)

“Participant’s Contribution Limit” means the total amount a Participant is entitled to contribute under the Plan, being up to a percentage to be determined by the Board of Directors of the Participant’s annual Compensation.

(k)

“Payroll Period Allocation Amount” means the amount a Participant is entitled to contribute under the Plan for each payroll period, being up to a percentage to be determined by the Board of Directors of the Participant’s Compensation.

(l)	“Plan” means this Employee Stock Purchase Plan as amended, supplemented or restated.

(m)	“Plan Agent” means the agent appointed by the Company from time to time to administer the Plan.

(n)	“Plan Year” means period commencing on January 15th and continuing to January 14th.

(o)	“Shares” means shares of the Company’s common stock.

3.	PARTICIPATION IN THE PLAN

3.1      Participants. Any Officer, Director or Employee will be eligible to participate in the Plan. Eligible Officers, Directors and Employees who elect to participate in the Plan shall hereinafter be referred to as “Participants”.

3.2      Enrolment. A Participant may enter the Plan by providing written notice to the Company of the Participant’s intention to enrol in the Plan. In the written notice, the Participant shall specify whether he or she will contribute by payroll deduction or lump sum contributions. In the case of payroll deduction, the Participants will specify his or her contribution amount as set out in section 5.1 of the Plan. Such authorization will take effect three weeks after the Company receives written notice and the Participant will be eligible as of the next practicable payroll period. Unless a Participant authorizes changes to his or her payroll deductions in accordance with section 5.3 or withdraws from the Plan, his or her deductions under the latest authorization on file with the Company shall continue from one payment period to the succeeding payment period as long as the Plan remains in effect.

3.3      Restrictions. The Company may deny the right to participate in the Plan to any Officer, Director or Employee if such participation would cause a violation of any applicable laws.

4.	THE PLAN AGENT

4.1      Administration of the Plan. The Company may, from time to time, appoint a Plan Agent to administer the Plan on behalf of the Company and the Participants, pursuant to an agreement between the Company and the Plan Agent which may be terminated by the Company or the Plan Agent in accordance with its terms.

4.2      Dealing in the Company’s Securities. The Plan Agent may, from time to time, for their own account or on behalf of accounts managed by them, deal in securities of the Company. The Plan Agent shall not deal in the Shares under this Plan unless in accordance with the terms of this Plan and shall not purchase for or sell to any account it is acting as principal.

4.3      Adherence to Regulation. The Plan Agent is required to comply with applicable laws, orders or regulations of any governmental authority which impose on the Plan Agent a duty to take or refrain from taking any action under the Plan and to permit any property authorized person to have access to and to examine and make copies of any records relating to the Plan.

4.4      Resignation of the Plan Agent. The Plan Agent may resign as Plan Agent under the Plan in accordance with the agreement between the Company and the Plan Agent, in which case the Company will appoint another agent as the Plan Agent.

5.	METHOD OF PAYMENT FOR CONTRIBUTIONS

5.1      Participant Contributions. During the Plan Year, each Participant will be entitled to contribute up to the Participant’s Contribution Limit. A Participant may:

(a)	on a per pay period basis, contribute up to a percentage to be determined by the Board of Directors of the Participant’s Compensation each pay day; or

(b)	at any time, contribute, on a lump sum basis, an amount up to the Participant’s Contribution Limit.

provided that: (i) the amount contributed by a Participant does not exceed the Participant Contribution Limit during the Plan Year; and (ii) if a Participant’s contribution during any payroll period is less than the Payroll Period Allocation Amount, the Participant Contribution Limit will decrease to an amount equal to the sum of the remaining Payroll Period Allocation Amounts for the Plan Year.

5.2      Company Contribution. The Company will match each Participant’s contribution by contributing to the Plan an additional amount to be determined by the Board of Directors, not to exceed three hundred percent (300%) of the Participant’s contribution. The Company’s matching contribution will be paid on Participant’s contributions made to the Plan. For purposes of determining the Company’s contribution in countries outside the United States, the U.S. dollar equivalent of the Participant’s contribution for any calendar year will be based on the exchange rate in effect on the date of contribution by the Participant.

5.4      Maximum Contributions. The maximum annual contributions of the Company under the Plan shall be an amount determined by the Board of Directors (the “Maximum Annual Contributions”). The Company will match contributions on a first come first serve basis with the Participants until it has reached its Maximum Annual Contributions. In the event that the Company reaches its Maximum Annual Contributions, the Participants will not be allowed to make any further purchases under the Plan.

5.5      Variation in Amount of Payroll Deduction. The Participant may authorize increases or decreases in the amount of payroll deductions. In order to effect such a change in the amount of the payroll deductions, the Company must receive a minimum of three weeks written notice of such change in the manner specified by the Company.

6.	PURCHASE OF SHARES UNDER THE PLAN

6.1      Purchase of Shares. Shares purchased under the Plan shall be purchased on the open market by the Plan Agent. As soon as practicable, the Company shall remit the total contributions to the Plan Agent for the purchase of the Shares. The Plan Agent will then execute the purchase order and shall allocate Shares (or fraction thereof) to each Participant’s individual recordkeeping account. In the event the purchase of Shares takes place over a number of days and at different prices, then each Participant’s allocation shall be adjusted on the basis of the average price per Share over such period.

6.2      Commissions and Administrative Costs. Commissions relating to the purchase of the Shares under the Plan will be deducted from the total contributions submitted to the Plan Agent. The Company will pay all administrative costs associated with the implementation and operation of the Plan.

6.3      Shares to be held by Plan Agent. The Shares purchased under the Plan shall be held by the Plan Agent. Participants shall receive quarterly statements that will evidence all activity in the accounts that have been established on their behalf. Such statements will be issued by the Plan Agent. In the event a Participant wishes to hold certificates in his or her own name, the Participant must instruct the Plan Agent independently and bear the costs associated with the issuance of such certificates and pay, if required, a fee for each certificate so issued. Fractional Shares shall be liquidated on a cash basis only in lieu of the issuance of certificates for such fractional Shares upon the Participant’s withdrawal.

7.	SALE OF SHARES PURCHASED UNDER THE PLAN

7.1      Escrow. The Shares purchased under the Plan will be escrowed (the “Escrowed Shares”) by the Plan Agent for a period to be determined by the Board of Directors (the “Escrow Period”).

7.2      Sale of Shares. Following the Escrow Period, each Participant may sell at any time all or any portion of the Shares acquired under the Plan and held by the Plan Agent by notifying the Plan Agent who will execute the sale on behalf of the Participant. The Participant shall pay commission and any other expenses incurred with regard to the sale of the Shares. All such sales of the Shares will be subject to compliance with any applicable federal or state securities, tax or other laws. Each participant assumes the risk of any fluctuations in the market price of the Shares.

8.	WITHDRAWAL FROM THE PLAN

8.1      Withdrawal. Upon the Company receiving three weeks written notice, a Participant may cease making contributions to the Plan at any time by changing his or her payroll deduction to zero. If the Participant desires to withdraw from the Plan by liquidating all or part of his or her shareholder interest, the Participant must contact the Plan Agent directly and he or she shall receive the proceeds from the sale less commission and other expenses on such sale.

9.	TERMINATION OF PARTICIPANTS RIGHTS

9.1      Termination. The Participant’s rights under the Plan will terminate when he or she ceases to be an eligible Participant due to retirement, resignation, death, termination or any other reason. A notice of withdrawal will be deemed to have been received from a Participant on the day of his or her final payroll deduction. If a Participant’s payroll deductions are interrupted by any legal process, a withdrawal notice will be deemed as having been received on the day the interruption occurs.

9.2      Disposition of Shares. In the event of the Participant’s termination under section 9.1, the Participant will be required to:

(a)	sell any shares then remaining in the Participant’s account;

(b)	transfer all remaining shares to an individual brokerage account; or

(c)	request the Company’s transfer agent to issue a share certificate to the Participant for any shares remaining in the Participant’s account.

     Notwithstanding the above, the Escrowed Shares will continue to be held in escrow by the Plan Agent until the expiry of the Escrow Period. Following the Escrow Period, the Participant will be required to dispose of his or her shares in accordance with this section 9.2.

9.3      Fractional Shares. Any fractional shares remaining in the Participant’s account will be sold and the proceeds will be sent to the Participant.

9.4      Failure to Notify. If the Participant does not do any of the options set out in section 9.2 within 30 days, the Participant will be sent a certificate representing his or her whole Shares. The Participant will also receive a check equal to your proceeds from the sale of your fractional shares, less applicable transaction and handling fees.

10.	MISCELLANEOUS

10.1      Regulatory Rules and Policies. This Plan and the purchase of the Shares are also subject to such other terms and conditions as are set out in the rules and policies of the Exchange, the OTCBB and any securities commission having authority and such rules and policies shall be deemed to be incorporated into and become part of this Plan. If there is an inconsistency between the provisions of such rules and policies and of this Plan, the provisions of such rules and policies shall govern.

10.2      Termination or Amendment of the Plan. Subject to regulatory or Exchange approval, the Board of Directors may amend, suspend, in whole or in part, or terminate the Plan upon notice to the Participants without their consent or approval. If the Plan is terminated, the Plan Agent will send to each Participant a certificate for whole Shares under the Plan together with payment for any fractions of such Shares, and return all payroll deductions not used in the purchase of the shares. If the Plan is suspended, the Plan Agent will make no purchase of the Shares following the effective date of such suspension.

10.3      Assignment. A Participant may not assign his or her right to participate in this Plan.

10.4      Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of British Columbia.

10.5      Shareholder Approval. This Plan is subject to the shareholders of the Company ratifying the Plan at the Company’s next Annual General Meeting (“AGM”). In the event that Shares are purchased under the Plan prior to the Company’s AGM and the shareholders do not ratify the Plan at the Company’s AGM, the original Employee Stock Purchase Plan as approved on February 25, 2011, shall remain in full force and effect.

10.6      Exchange Approval. This Plan is subject to approval from the Exchange. In the event that the Plan is not approved by the Exchange, the original Employee Stock Purchase Plan, as approved on by the shareholders of the Company on February 25, 2011, shall remain in full force and effect.